EXHIBIT 99.1 Public Service Enterprise Group FIRST QUARTER 2024 NYSE: PEG Financial Results Presentation April 30, 2024

PSEG First Quarter 2024 Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future • development, adoption and use of Artificial Intelligence by us and our third-party vendors; • fluctuations in, or third-party default risk in wholesale power and natural gas markets, performance, including, without limitation, future revenues, earnings, strategies, prospects, including the potential impacts on the economic viability of our generation units; consequences, and all other statements that are not purely historical constitute “forward-looking • our ability to obtain adequate nuclear fuel supply; statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such • changes in technology related to energy generation, distribution and consumption and forward-looking statements are subject to risks and uncertainties, which could cause actual changes in customer usage patterns; • third-party credit risk relating to our sale of nuclear generation output and purchase of results to differ materially from those anticipated. Such statements are based on management’s nuclear fuel; beliefs as well as assumptions made by and information currently available to management. • any inability to meet our commitments under forward sale obligations and Regional When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” Transmission Organization rules; “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar • the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; expressions are intended to identify forward-looking statements. Factors that may cause actual • PSE&G’s proposed investment projects or programs may not be fully approved by results to differ are often presented with the forward-looking statements themselves. Other factors regulators and its capital investment may be lower than planned; that could cause actual results to differ materially from those contemplated in any forward-looking • our ability to receive sufficient financial support for our New Jersey nuclear plants from statements made by us herein are discussed in filings we make with the United States Securities the markets, production tax credit and/or zero emission certificates program; • adverse changes in and non-compliance with energy industry laws, policies, regulations and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent and standards, including market structures and transmission planning and transmission reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: returns; • any inability to successfully develop, obtain regulatory approval for, or construct • risks associated with our ownership and operation of nuclear facilities, including transmission and distribution, and our nuclear generation projects; increased nuclear fuel storage costs, regulatory risks, such as compliance with the • the physical, financial and transition risks related to climate change, including risks relating Atomic Energy Act and trade control, environmental and other regulations, as well as to potentially increased legislative and regulatory burdens, changing customer preferences operational, financial, environmental and health and safety risks; and lawsuits; • changes in federal and state environmental laws and regulations and enforcement; • any equipment failures, accidents, critical operating technology or business system • delays in receipt of, or an inability to receive, necessary licenses and permits and siting failures, natural disasters, severe weather events, acts of war, terrorism or other acts of approvals; and violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents • changes in tax laws and regulations. that may impact our ability to provide safe and reliable service to our customers; • any inability to recover the carrying amount of our long-lived assets; All of the forward-looking statements made in this report are qualified by these cautionary • disruptions or cost increases in our supply chain, including labor shortages; statements and we cannot assure you that the results or developments anticipated by • any inability to maintain sufficient liquidity or access sufficient capital on commercially management will be realized or even if realized, will have the expected consequences to, or reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information effects on, us or our business, prospects, financial condition, results of operations or cash flows. technology, operational or other systems; Readers are cautioned not to place undue reliance on these forward-looking statements in • a material shift away from natural gas toward increased electrification and a reduction in making any investment decision. Forward-looking statements made in this report apply only as the use of natural gas; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our events, unless otherwise required by applicable securities laws. business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements and pension costs; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to extend certain significant contracts on terms acceptable to us; the Securities Exchange Act of 1934, as amended. 2 2

PSEG First Quarter 2024 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Net Income, which is an indicator of financial performance reported in accordance with accounting principles generally determined in accordance with GAAP. In addition, non-GAAP accepted in the United States (GAAP). Operating Earnings is a Operating Earnings as presented in this release may not be non-GAAP financial measure that differs from Net Income. Non- comparable to similarly titled measures used by other GAAP Operating Earnings exclude the impact of gains (losses) companies. associated with the Nuclear Decommissioning Trust (NDT), Due to the forward-looking nature of non-GAAP Operating Mark-to-Market (MTM) accounting and other material infrequent Earnings guidance, PSEG is unable to reconcile this non-GAAP items. The last two slides in this presentation (Slides A and B) financial measure to the most directly comparable GAAP include a list of items excluded from Net Income to reconcile to financial measure because comparable GAAP measures are not non-GAAP Operating Earnings with a reference to those slides reasonably accessible or reliable due to the inherent difficulty in included on each of the slides where the non-GAAP information forecasting and quantifying measures that would be required for appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG First Quarter 2024 PSEG Q1 2024 Highlights First Quarter Results • Net Income of $1.06 per share • Non-GAAP Operating Earnings* of $1.31 per share • PSE&G non-GAAP Operating Earnings* driven by higher regulated investments, offset by anticipated higher O&M, depreciation and interest expense • First quarter dividend increased by $0.03 per share to indicative 2024 annual rate of $2.40 per share** Operational Excellence • CEF-EC/AMI installations on schedule and on budget, nearing 80% completion • CEF-EE program recognized with the ENERGY STAR Partner of the Year – Sustained Excellence Award • Nuclear capacity factor was approximately 97% for the quarter Disciplined Investment • PSE&G invested approximately $0.8 billion in Q1 and is on track for 2024’s $3.4 billion capital investment program • PSE&G commenced in Q1 2024 GSMP II extension, representing ~$900 million of infrastructure spend through year end 2025 • Regulated capital investment program for 2024 - 2028 of $18 billion - $21 billion focused on infrastructure modernization and electrification initiatives * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. ** All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, Offshore wind lease area, competitively bid regulated transmission investments, potential hydrogen investments, Parent and other.

PSEG First Quarter 2024 PSEG Outlook Reaffirmed • PSEG full-year 2024 non-GAAP Operating Earnings guidance $3.60 to $3.70 of $3.60 to $3.70 per share reaffirmed Growth in earnings • $18B - $21B regulated capital investment program over 2024-2028 influenced by the • 5-year capex plan supports Rate Base CAGR of 6% - 7.5% over the 2024-2028 period $3.48 following drivers: • Utility rate base growth • PSEG’s improved business mix drives our non-GAAP earnings growth rate of 5% - 7% net of investment-related through 2028 expense pending rate case resolution • Carbon-free nuclear fleet with predictable cash flows stabilized by the PTC, which took • Nuclear PTC benefit effect January 1, 2024, and enables multiple growth paths with modest investment • Incremental Parent interest expense • Solid balance sheet supports execution of 5-year capex plan with no new equity or asset sales needed to fund the plan • PSE&G retains favorable “share of wallet” for combined residential bills: √ Gas bills are the lowest in the region 2024E Non-GAAP √ Electric bills are below regional peer average 2023 Non-GAAP Operating Earnings Operating Earnings Guidance Guidance for 2024 is consistent with PSEG’s non-GAAP Operating Earnings growth outlook of 5% - 7% through 2028 5 5 $ / share

PSEG First Quarter 2024 Q1 2024 Review 6

PSEG First Quarter 2024 PSEG Q1 Results PSEG EPS Summary – Three Months ended March 31, Net Income 2024 2023 Change PSE&G $0.98 $0.98 - PSEG Power & Other $0.08 $1.60 $(1.52) Total PSEG $1.06 $2.58 $(1.52) Non-GAAP Operating Earnings* 2024 2023 Change PSE&G $0.98 $0.99 $(0.01) PSEG Power & Other $0.33 $0.40 $(0.07) Total PSEG $1.31 $1.39 $(0.08) * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. 7 7

PSEG First Quarter 2024 PSEG EPS Reconciliation – Q1 2024 versus Q1 2023 $2.75 $2.00 $2.58 $2.50 $1.75 ~ ~ $1.50 $1.39 ($0.01) ($0.07) $1.31 Transmission 0.03 Gross Margin 0.03 $1.25 Gas Margin 0.01 O&M (0.03) $1.06 Other E&G Margin 0.03 Interest (0.01) Distribution O&M (0.05) $1.00 Taxes & Other Distribution Depreciation & (0.06) Interest (0.04) $0.75 Distribution Non-Operating Pension/OPEB (0.01) Distribution Taxes 0.02 $0.50 $0.25 $0.00 Q1 2023 Q1 2023 PSE&G PSEG Power & Other Q1 2024 Q1 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP)* (non-GAAP)* * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. 8 8 Note: Results may not add due to rounding. $ / share

PSEG First Quarter 2024 PSE&G Q1 2024 Highlights Operations Regulatory and Market Environment • Residential Electric and Gas customer count, a driver of margin growth • Fully executed stipulation to recover an annualized increase in revenue of under the Conservation Incentive Program (CIP), each grew by ~1% for the $12 million, effective May 1, 2024, representing the return of and on Energy trailing 12 months ended March 31, 2024 Strong II investments (pending BPU approval on April 30, 2024) • CIP minimizes margin volatility due to variations in sales, regardless of the • BPU approved annual increase in SBC revenues totaling $59 million, sales driver (weather, energy efficiency, net-metered solar, economy) effective April 1, 2024, for costs incurred under PSE&G’s EE & Renewable Energy and Social Programs • Weather-normalized sales for the trailing 12 months ended March 31: • Implemented annual FERC transmission formula rate increase of $58 million - Electric sales decreased ~1% and Gas sales increased ~1% effective January 1, 2024, subject to true-up • PSE&G replaced 62 miles of gas main and 5,556 associated gas services Financial to homes and businesses under gas main replacement program • PSE&G invested ~$0.8 billion in Q1, on track to invest ~$3.4 billion in 2024 • CEF-EC/AMI completed installations of ~1.8 million of the 2.3 million • Commenced GSMP II extension investments in Q1 2024 for ~$900 million planned meter replacements by end of 2024 of infrastructure replacement spend through year end 2025 • CEF-EE program recognized with the ENERGY STAR Partner of the Year – • In March, PSE&G issued $450 million of 5.20% Secured Medium-Term Sustained Excellence Award Notes due March 2034 and $550 million of 5.45% Secured Medium-Term Notes due March 2054 • In March, PSE&G retired $250 million of 3.75% Secured Medium-Term Notes at maturity 9

PSEG First Quarter 2024 PSEG Power & Other Other Financial Considerations Nuclear Generation Measures Three Months Ended Three Months Ended • For 2024, total nuclear generation is forecasted to be 30-32 TWh March 31, 2024 March 31, 2023 • Transitioning PSEG’s 100%-owned Hope Creek unit Capacity Factor 96.8% 100% from 18-month to 24-month fuel cycles starting in 2025 Fuel Cost ($ millions) $51 $48 • In March, PSEG issued $750 million of 5.20% Senior Notes Generation (GWh) 8,201 8,380 due April 2029 and $500 million of 5.45% Senior Notes due Fuel Cost ($/MWh) $6.22 $5.72 April 2034 Spring 2024 – HC Spring 2023 – S2 Refueling Outages Fall 2024 – S2, PB2 Fall 2023 – S1, PB3 PJM Capacity Auction Results Delivery Period PSEG’s Average Prices PSEG’s Cleared Capacity Jan 2024 – May 2024 $50/MW-Day 3,700 MW Jun 2024 – May 2025 $65/MW-Day 3,700 MW 10 10 Note: Generation indicates period net generation; Average Prices and Cleared Capacity reflect base and incremental auctions.

PSEG First Quarter 2024 Appendix 11

PSEG First Quarter 2024 PSEG Maintains a Solid Financial Position PSEG Public Service Electric & Gas PSEG Senior Unsecured Credit Ratings PSE&G Senior Secured Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable Moody’s = A1 / Outlook = Stable S&P = A / Outlook = Stable (1,2) PSEG 364-Day Term Loan Outstanding $0.50B PSE&G Long-term Debt Outstanding $14.40B PSEG Long-term Debt Outstanding $5.61B PSEG Maturity Profile 2024 - 2028 PSEG Consolidated Debt to Capitalization 58% 2,500 2,000 PSEG Power Issuer Credit Ratings 1,500 Moody’s = Baa2 / Outlook = Positive S&P = BBB / Outlook = Stable 1,000 (2) PSEG Power Long-term Debt Outstanding $1.25B 500 0 2024 2025 2026 2027 2028 PSEG Liquidity and Net Cash Collateral Postings PSEG Liquidity and Net Cash Collateral Postings PSE&G PSEG Power PSEG • PSEG had approximately $5B of total available liquidity, including $1.2B of cash and cash equivalents, at 3/31/2024 • PSEG Power had net cash collateral postings of $281M at 3/31/2024 Financing Activity Subsequent to March 31, 2024 Maturity of 364-Day Variable Rate Term Loan due April 2024 $(0.50B) All data is as of 3/31/2024 unless otherwise noted. (1) 364-Day term loan is included in short-term debt as Commercial Paper & Loans and as of 3/31/2024 included one term loan with a remaining balance of $0.50B due April 2024. (2) PSEG 364-Day term loan and PSEG Power long-term debt are at a variable rate. As of 3/31/2024, PSEG had entered into floating-to-fixed interest rate swaps totaling $1.75B to reduce the volatility in interest expense for our variable rate debt on our $1.25B term loan due March 2025 at PSEG Power and PSEG’s $0.50B term loan due April 2024. 12 12 Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places. Principal Maturing ($ Millions)

PSEG First Quarter 2024 PSEG Liquidity as of March 31, 2024 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2028 $1,000 $45 $955 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2028 $1,500 $2 $1,498 (A) Revolving Credit Facility (PSEG Power) March 2028 1,250 39 1,211 Letter of Credit Facility (PSEG Power) April 2026 75 45 30 Letter of Credit Facility (PSEG Power) September 2024 200 83 117 $3,025 $169 $2,856 Total Facilities $4,025 $214 $3,811 PSEG Money Pool Cash and Short-term Investments $1,136 PSE&G Cash and Short-term Investments $50 Total Liquidity Available $4,997 Total Money Pool Liquidity Available $3,992 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. 13 13 (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions.

PSEG First Quarter 2024 PSEG Sustainability and ESG Summary PSEG Leadership Policies & Goals Recognition & Memberships • PSEG is a vocal advocate for the • PSE&G’s Clean Energy Future programs have • MSCI rates PSEG at AAA, its highest preservation of our existing carbon-free invested ~$2B through year end 2023 to corporate ESG rating nuclear generating fleet decarbonize the NJ economy via Energy • Named to the Dow Jones Sustainability Efficiency, EV infrastructure, and AMI • Committed to rigorous oversight of political North America Index for 16 years in a row contributions and transparency in disclosure • PSEG continues to maintain its three-prong • Named to Newsweek - America’s climate vision, including producing carbon-free • PSEG oversight of sustainability and climate Greatest Workplaces for Diversity 2024 energy, reducing GHG emissions from operations initiatives by Board of Directors’ Governance, and enabling the low-carbon transition to support • Named Member of S&P Global’s 2024 Nominating and Sustainability Committee economy-wide decarbonization Sustainability Yearbook • Human Rights Policy • PSEG’s generating fleet is a Top 10 U.S. • PSE&G received the PA Consulting $0.40 -$0.45 ® • LGBTQ+ Inclusion Pledge producer of carbon-free energy ReliabilityOne Award for Outstanding Metropolitan Service Area Reliability • PSEG’s business strategy is aligned with • PSE&G has invested ~$1B in regulated solar Performance in the Mid-Atlantic Region many of the United Nations’ Sustainable initiatives nd for 22 consecutive year and the 2023 Development Goals ReliabilityOne® Outstanding Customer • PSE&G has issued $1.4 billion of Green Bonds Engagement Award Link to PSEG’s 2023 Sustainability Report and PSEG sub-limit of master credit facility includes sustainability-linked pricing mechanism • PSEG named to 2023 CPA-Zicklin Index “Trendsetters” with a score of 90 out of a possible 100 for Corporate Political Disclosure practices and Accountability 14 * The 2023 Sustainability Report should not be deemed incorporated into or part of these slides.

PSEG First Quarter 2024 Glossary of Terms AMI Automated Metering Infrastructure GAAP Generally Accepted Accounting Principles PSEG Investor Relations 80 Park Plaza GHG Greenhouse Gas BPU New Jersey Board of Public Utilities Newark NJ 07102 GSMP II Gas System Modernization Program II CAGR Compound Annual Growth Rate PSEG-IR-GeneralInquiry@pseg.com HC Hope Creek CEF Clean Energy Future MSCI Morgan Stanley Capital International CIP Conservation Incentive Program Link to PSEG Investor Relations Website O&M Operation & Maintenance E Estimate OPEB Other Postretirement Benefits EC Energy Cloud PB Peach Bottom EE Energy Efficiency Link to PSEG ESG Webpages PJM Pennsylvania New Jersey Maryland EPS Earnings Per Share PTC Production Tax Credit ESG Environmental, Social and Governance S Salem EV Electric Vehicle SBC Societal Benefits Clause FERC Federal Energy Regulatory Commission 15 15

PSEG First Quarter 2024 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended forward delivery months. March 31, Reconciling Items (b) Income tax effect calculated at the statutory rate 2024 2023 except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity. Net Income $ 532 $ 1,287 (Gain) Loss on Nuclear Decommissioning Trust (NDT) Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure Fund Related Activity, pre-tax (95) (42) and how it differs from Net Income. (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax 258 (772) Lease Related Activity, pre-tax (4) - Exit Incentive Program (EIP), pre-tax - 11 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (34) 211 Operating Earnings (non-GAAP) $ 657 $ 695 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1 .06 $ 2.58 (Gain) Loss on NDT Fund Related Activity, pre-tax (0.19) (0.08) (a) (Gain) Loss on MTM, pre-tax 0.52 (1.55) Lease Related Activity, pre-tax (0.01) - EIP, pre-tax - 0.02 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (0.07) 0.42 Operating Earnings (non-GAAP) $ 1.31 $ 1.39 A 16 16

PSEG First Quarter 2024 Reconciliation of Non-GAAP Operating Earnings PSE&G Operating Earnings (non-GAAP) Reconciliation Three Months Ended Reconciling Items March 31, 2024 2023 ($ millions, Unaudited) Net Income $ 488 $ 487 EIP, pre-tax - 7 Income Taxes related to Operating Earnings (non-GAAP) reconciling items - (2) Operating Earnings (non-GAAP) $ 488 $ 492 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation Three Months Ended (a) Includes the financial impact from positions with forward delivery months. Reconciling Items March 31, 2024 2023 (b) Income tax effect calculated at the statutory rate ($ millions, Unaudited) except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity. Net Income $ 44 $ 800 (Gain) Loss on NDT Fund Related Activity, pre-tax (95) (42) (a) (Gain) Loss on MTM, pre-tax 258 (772) Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and Lease Related Activity, pre-tax (4) - how it differs from Net Income. EIP, pre-tax - 4 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items (34) 213 Operating Earnings (non-GAAP) $ 169 $ 203 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 B 17 17